[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Exhibit 10.1

CLIFFORD CHANCE US LLP

EXECUTION VERSION

DATED AS OF MARCH 31, 2022
VERTICAL HORIZONS, LTD.,
AS BORROWER
EACH LENDER
IDENTIFIED ON THE SIGNATURE PAGE HERETO
AS LENDERS
CITIBANK, N.A.,
AS FACILITY AGENT
CITIBANK, N.A.,
AS ARRANGER
BANK OF UTAH,
NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY
AS SECURITY TRUSTEE

AMENDMENT NO. 1 TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 28, 2021 IN RESPECT OF THE PDP FINANCING OF NINE (9) AIRBUS A320NEO AIRCRAFT AND FIFTY (50) AIRBUS A321NEO AIRCRAFT

TABLE CONTENTS
Clause	Page

1. Certain Definitions	1
2. Amendments to Credit Agreement	1
3. Conditions Precedent	2
4. Conditions Subsequent	3
5. Reference to and Effect on the Credit Agreement	3
6. Miscellaneous	3

THIS AMENDMENT NO. 1 TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 31, 2022 (this "Agreement") is among:
(1)VERTICAL HORIZONS, LTD., a Cayman Islands exempted company (the "Borrower");
(2)EACH LENDER IDENTIFIED ON THE SIGNATURE PAGE HERETO;
(3)CITIBANK, N.A., as the Facility Agent acting on behalf of the Lenders;
(4)CITIBANK, N.A., in its capacity as the Arranger (the "Arranger"); and
(5)BANK OF UTAH, not in its individual capacity but solely as Security Trustee acting on behalf of the Facility Agent and the Lenders.
WHEREAS, the parties hereto entered into the seventh amended and restated credit agreement dated as of December 28, 2021 (the "Credit Agreement"), among the Borrower, each Lender identified on Schedule I thereto, the Facility Agent, the Arranger and the Security Trustee, pursuant to which the Lenders made Loans available with respect to the Aircraft; and
WHEREAS, the parties hereto now wish to amend the Credit Agreement as more particularly set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
1.CERTAIN DEFINITIONS
1.1Except as otherwise defined in this Agreement, terms used herein in capitalized form shall have the meanings attributed thereto in the Credit Agreement.
1.2Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be modified, amended or supplemented from time to time in accordance with its terms and the terms of each other agreement restricting the modification, amendment or supplement thereof.
2.    AMENDMENTS TO CREDIT AGREEMENT
As of the date on which all of the conditions precedent listed in Clause 3 are either satisfied or waived in writing by the Facility Agent (hereinafter referred to as, the "Effective Date"), the Credit Agreement shall be amended as follows:
2.1.1    Section 10.22 of the Credit Agreement is hereby amended by replacing the phrase "July 1, 2022" each time it appears with the phrase "April 1, 2023"
2.1.2     Annex A of the Credit Agreement is hereby amended as follows:
(a)     The defined terms "Assignment and Assumption Agreement" and "Step-In Agreement" are each hereby deleted in their entirety and replaced in their proper alphabetical order in the form set forth below:
"Assignment and Assumption Agreement" means the Amended and Restated Assignment and Assumption Agreement dated as of December 28, 2021, as amended by the Amendment Agreement dated March 31, 2022, in each case entered into among Frontier Airlines, the Borrower and Airbus in respect of the assignment, in part, of the Airbus Purchase Agreement to the Borrower in respect of the Aircraft.
"Step-In Agreement" means the Amended and Restated Step-In Agreement dated as of December 28, 2021 and as amended by the Amendment Agreement dated as of March 31, 2022, among the Borrower, as assignor, the Security Trustee, as assignee, and Airbus in the form of Exhibit C to the Original Credit Agreement.
2.1.3    Schedule III of the Credit Agreement is hereby deleted in its entirety and replaced in the form of Exhibit A attached hereto.

3.CONDITIONS PRECEDENT
It is agreed that the effectiveness of this Agreement is subject to the fulfillment of the following conditions precedent:
3.1.1this Agreement shall have been duly authorized, executed and delivered by the party or parties thereto, shall be satisfactory in form and substance to the Facility Agent and shall be in full force and effect and executed counterparts shall have been delivered to the Facility Agent and its counsel;
3.1.2the Facility Agent shall have received a certificate of Frontier Group Holdings, Frontier Holdings and Frontier Airlines as to the Person or Persons authorized to execute and deliver this Agreement and any other documents to be executed and delivered by Frontier Holdings and Frontier Airlines in connection with the transactions contemplated hereby and as to the signature of such Person or Persons;
3.1.3no Default or Event of Default shall have occurred and be continuing;
3.1.4each Guarantee shall be in full force and effect after giving effect to this Agreement;
3.1.5the Loans have not become due and payable or will, with the passing of time, become due and payable pursuant to clause 5.9(c), (d), or (e) of the Credit Agreement; and
3.1.6the Facility Agent shall have received evidence that (i) the Borrower is in compliance with the LTV Test on the most recent LTV Test Date and (ii) Frontier Group Holdings has, as of such date, Unrestricted Cash and Cash Equivalents in an aggregate amount of not less than [***].

4.CONDITIONS SUBSEQUENT
Within [***] of the Effective Date, the Facility Agent (with sufficient copies for each Lender and the Security Trustee) shall have received an opinion addressed to each Lender, and each Agent from special counsel to the Borrower, in New York satisfactory in form and substance to such Lender, as to the valid, binding and enforceable nature of this Agreement and the documents contemplated herein and due execution by the Borrower.
5.REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT
The Credit Agreement and the other Operative Documents, as specifically amended by this Agreement, shall continue to be in full force and effect. This Agreement shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Operative Documents not expressly referred to herein.
6.MISCELLANEOUS
6.1    This Agreement shall in all respects be governed by, and construed in accordance with, the law of the State of New York.
6.2    This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party or parties hereto.
6.3    The provisions of the Credit Agreement with respect to delivery of notices, jurisdiction, service of process, waiver of trial by jury, venue and inconvenient forum are incorporated in this Agreement by reference as if such provisions were set forth herein.
6.4    This Agreement shall be deemed an "Operative Document" as such term is defined in annex A to the Credit Agreement.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER VERTICAL HORIZONS, LTD., Borrower By: /s/ Evert Brunekreef Name: Evert Brunekreef Title: Director
SECURITY TRUSTEE BANK OF UTAH, not in its individual capacity but solely as Security Trustee By: /s/ Jon Croasmun Name: Jon Croasmun Title: Senior Vice President
FACILITY AGENT CITIBANK, N.A., as Facility Agent By: /s/ Joseph Shanahan Name: Joseph Shanahan Title: Vice President

Amendment No. 1 to Seventh Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

ARRANGER CITIBANK, N.A., as Arranger By: /s/ Joseph Shanahan Name: Joseph Shanahan Title: Vice President
Amendment No. 1 to Seventh Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

LENDERS
CITIBANK, N.A., as a Lender
By:    /s/ Joseph Shanahan
Name: Joseph Shanahan
Title: Vice President
BARCLAYS BANK PLC, as a Lender
By:    /s/ Craig Malloy
Name: Craig Malloy
Title: Director
DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:    /s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President
              ###
              ###-###-####

By:    /s/ Jessica Lutrario
Name: Jessica Lutrario
Title: Associate
             ###
             ###-###-####
MORGAN STANLEY SENIOR FUNDING, INC., as a Lender
By:    /s/ Zhyldyz Ibraimova
Name: Zhyldyz Ibraimova
Title: Vice President

Amendment No. 1 to Seventh Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

Each Guarantor hereby acknowledges and agrees that notwithstanding the amendments contemplated by this Agreement, each Guarantee shall remain in full force and effect and shall be a guarantee of the Borrower's obligations as amended by this Agreement.
Acknowledged and agreed:
GUARANTORS
FRONTIER GROUP HOLDINGS, INC., as a Guarantor
By:    /s/ Howard Diamond
Name: Howard Diamond
Title: General Counsel
FRONTIER AIRLINES HOLDINGS, INC., as a Guarantor
By:    /s/ Howard Diamond
Name: Howard Diamond
Title: General Counsel
FRONTIER AIRLINES, INC., as a Guarantor
By:    /s/ Howard Diamond
Name: Howard Diamond
Title: General Counsel

Amendment No. 1 to Seventh Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

EXHIBIT A
(See attached)

SCHEDULE III
ADVANCES